UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

Sundance Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36302	61-1949225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 700 Denver, CO 80265	(303) 543-5700
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Sundance Energy Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (the “Order”) to extend the deadlines by up to 45 days for filing certain reports made under the Exchange Act. The Company is relying on the Order with respect to the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), which is originally due to be filed on or before May 11, 2020.

Due to the unprecedented conditions surrounding the COVID-19 pandemic, the Company continues to have limited access to its facilities and books and records, resulting in limited support from and access to key personnel and professional advisors, as well as communications and similar delays among such persons.  COVID-19 pandemic’s effect on economic activity across the globe has also resulted in a rapid and precipitous drop in demand for oil, which in turn has caused oil prices to plummet since the first week of March 2020. Management therefore continues to devote significant time and attention to assessing the impact of COVID-19 and related events on the Company’s operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to file the Quarterly Report. These disruptions and limited support have, in turn, delayed the Company’s ability to complete its review process, finalize and file the Quarterly Report without compromising the health and safety of key personnel involved in its completion because of the ongoing COVID-19 pandemic.

As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company plans to file its Quarterly Report no later than June 25, 2020.

The Company will now include the following risk factor in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019:

The current outbreak of COVID-19 has adversely impacted our business, financial condition and results of operations and is likely to have a continuing adverse impact for a significant period of time.

The COVID-19 pandemic has caused a rapid and precipitous drop in demand for oil, which in turn has caused oil prices to plummet since the first week of March 2020, negatively affecting the Company’s cash flow, liquidity and financial position. Moreover, the uncertainty about the duration of the COVID-19 pandemic has caused storage constraints in the United States resulting from over-supply of produced oil, which is expected to significantly decrease our realized oil prices in the second quarter of 2020 and potentially beyond. Oil prices are expected to continue to be volatile as a result of these events and the ongoing COVID-19 outbreak, and as changes in oil inventories, oil demand and economic performance are reported. We cannot predict when oil prices will improve and stabilize.

The current pandemic and uncertainty about its length and depth in future periods has caused the realized oil prices we have received since February 2020 to be significantly reduced, adversely affecting our operating cash flow and liquidity. While we continue to flexibly manage our operations, including capital expenditure levels, based on existing and expected market conditions, our lower levels of cash flow could affect our borrowing capacity and may require us to shut-in production that has become uneconomic. These conditions have also increased the difficulty in repaying, refinancing or restructuring our long-term debt.

The COVID-19 pandemic is rapidly evolving, and the ultimate impact of this pandemic is highly uncertain and subject to change. The extent of the impact of the COVID-19 pandemic on our operational and financial performance will depend on future developments, including the duration and spread of the pandemic, its severity, the actions to contain the disease or mitigate its impact, related restrictions on travel, and the duration, timing and severity of the impact on domestic and global oil demand.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that are anticipated. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, the Company’s ability to file timely its periodic reports, the impact on the Company’s business and financial condition, and the risks identified in the Company’s periodic filings under the Exchange Act. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s oil, natural gas and natural gas liquids, and global economic activity in general. Should one of these risks or uncertainties materialize, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, intended, or planned. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020

SUNDANCE ENERGY INC.

By:	/s/ Cathy L Anderson
Name:	Cathy L. Anderson
Title:	Chief Financial Officer